Exhibit 10.22
THIRD AMENDMENT dated as of October 1, 2020 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 5, 2020 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the Borrowing Subsidiaries from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the Third Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).
SECTION 2. Amendment of Credit Agreement. Effective as of the Third Amendment Effective Date:
iii.The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“SilverRail” means SilverRail Technologies, Inc., a Delaware corporation.
“SilverRail Transactions” means, collectively, the disposition by Expedia, Inc., a Washington corporation, of its Equity Interests in SilverRail to one or more of the other Persons that are not Affiliates of the Company and that hold Equity Interests in SilverRail immediately prior to such disposition (or to any Affiliate of any such Person), including any such disposition in the form of a contribution by Expedia, Inc. of such Equity Interests to SilverRail or an exchange of such Equity Interests for the Equity Interests referred to in clause (a) below, and the consummation of the related transactions, including (a) the receipt by the Company or any Subsidiary of certain warrants in respect of Equity Interests in SilverRail and (b) the cancellation of certain Indebtedness owed by

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SilverRail to the Company or any Subsidiary, in each case, substantially consistent in all material respects with the terms thereof set forth in the document titled “SilverRail Management Buyout” dated August 31, 2020 that has been provided by the Company to the Administrative Agent in connection with the Third Amendment.
“Third Amendment” means the Third Amendment, dated as of October 1, 2020, to this Agreement.
iv.Section 6.05 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with “, and” and inserting the following new clause (k) immediately after clause (j) thereof:
(k) to the extent constituting a Restricted Payment, the Company and its Subsidiaries may consummate the SilverRail Transactions.
v.Section 6.06 of the Credit Agreement is hereby amended by replacing “and” at the end of clause (o) thereof with a comma, replacing the semicolon at the end of clause (p) thereof with “and” and inserting the following new clause (q) immediately after clause (p) thereof:
(q) transactions with SilverRail and its Subsidiaries that comprise the SilverRail Transactions;
vi.Section 6.08 of the Credit Agreement is hereby amended by replacing “[reserved];” in clause (k) thereof with the following:
the SilverRail Transactions;
vii.Section 6.12 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (v) thereof, replacing the period at the end of clause (w) thereof with “; and” and inserting the following new clause (x) immediately after clause (w) thereof: “(x) Investments pursuant to, or arising from, the SilverRail Transactions.” and (ii) replacing “Section 6.08(m)” in clause (i) of the last paragraph thereof with “Section 6.08(k), 6.08(m)”.
SECTION 3. Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:
iii.This Amendment has been duly executed and delivered by the Company and each Borrowing Subsidiary and (assuming due execution by the parties hereto other than the Company and the Borrowing Subsidiaries) constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
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iii.Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the Third Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.
iv.As of the Third Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have signed a counterpart of this Amendment and shall have received from the Company, each Borrowing Subsidiary and Lenders constituting at least the Required Lenders a counterpart of this Amendment executed by such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment). The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
iii.On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
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SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument.
SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,
by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

EXPEDIA, INC.,
by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

travelscape, llc,
by:
/s/ RobertJ. Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

hotwire, inc.,
by:
/s/ Robert J. Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

[Signature Page to Third Amendment]

Exhibit 10.22

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:
/s/ John G. Kowalczuk
Name: John G. Kowalczuk Title: Executive Director

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SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: Bank of America, N.A.
by:
/s/ Marie F. Harrison
Name: Marie Harrison Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Mizuho Bank, Ltd.
by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Executive Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: HSBC Bank USA, National Association
by:
/s/ Chris Burns
Name: Chris Burns Title: Senior Vice President

Name of Institution:[1]
by:

Name: Title:

1 For any institution requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: MUFG BANK, LTD.
by:
/s/ Ted Jurgielewicz
Name: Ted Jurgielewicz Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: Royal Bank of Canada
by:
/s/ Jenny Wang
Name: Jenny Wang Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ Jun Ashley
Name: Jun Ashley Title: Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: U.S. Bank National Association
by:
/s /Lukas Coleman
Name: Lukas Coleman Title: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: The Bank of Nova Scotia
by:
/s/ Frans Braniotis
Name: Frans Braniotis Title: Managing Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: Goldman Sachs Bank USA
by:
/s/ Mahesh Mohan
Name: Mahesh Mohan Title: Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

Name of Institution: Standard Chartered Bank
by:
/s/ Daniel Mattern
Name: Daniel Mattern Title: Associate Director